UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07044

The Dreyfus Socially Responsible Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	6/30/16

FORM N-CSR

Item 1.       Reports to Stockholders.

The Dreyfus Socially Responsible Growth Fund, Inc.

SEMIANNUAL REPORT June 30, 2016

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

The Dreyfus Socially Responsible Growth Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Socially Responsible Growth Fund, Inc., covering the six-month period from January 1, 2016 through June 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets experienced heightened turbulence over the first half of 2016 when global economic challenges fueled dramatic swings in market sentiment. At the start of the year, investors reacted cautiously to an economic slowdown in China, sluggish growth in Europe, plummeting commodity prices, and rising short-term interest rates in the United States. These worries sparked sharp declines in U.S. and global equity markets, while high-quality bonds gained value as investors flocked to traditional safe havens.

Investor sentiment subsequently rebounded when U.S. monetary policymakers refrained from additional rate hikes, major central banks eased their monetary policies further, and commodity prices improved. Stocks rallied strongly during the spring, recouping earlier losses, and bonds continued to benefit from robust investor demand. Still, by June, uncertainty continued to dominate the capital markets amid worries about Great Britain’s exit from the European Union and disappointing job growth in the United States.

We remain encouraged by the resilience of the stock and bond markets, but we expect volatility to persist until global economic uncertainty abates. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the second half of 2016. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
July 15, 2016

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2016 through June 30, 2016, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, and Ronald P. Gala, CFA, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended June 30, 2016, The Dreyfus Socially Responsible Growth Fund, Inc.’s Initial shares produced a total return of 1.43%, and the fund’s Service shares returned 1.26%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”), produced a total return of 3.82% for the same period.2

U.S. equities produced moderately positive total returns over the reporting period, masking heightened market volatility. Underweighted exposure to large-cap stocks, particularly those with low environmental, social and corporate governance (“ESG”) ratings, dampened the fund’s results compared to its benchmark.

The Fund’s Investment Approach

The fund seeks capital growth, with current income as a secondary objective. To pursue these goals, the fund invests at least 80% of its net assets in the common stocks of companies that, in our opinion, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America. In selecting stocks, we use quantitative research to identify and rank stocks within an industry or sector. Next, using fundamental analysis, we designate the most attractive of the higher-ranked securities as potential purchase candidates. We then evaluate whether each company meets the fund’s socially responsible investment criteria in order to determine whether the company is eligible for purchase or retention by the fund. With respect to those eligible securities, we then select investments that we consider to be the most attractive based on financial considerations.

The fund normally focuses on large-cap growth stocks; however, the fund also may invest in value-oriented stocks, mid-cap stocks, and small-cap stocks.

Market Decline Followed by Robust Rally

U.S. stocks began 2016 on a negative note, when investors became increasingly concerned about a persistent economic slowdown in China, sluggish growth in Europe and Japan, plummeting commodity prices, and the potentially adverse economic consequences of additional short-term interest rate hikes in the United States. The S&P 500 Index declined more than 10% in January alone, marking its worst-ever start to a calendar year.

The slide continued into mid-February, when the market’s trajectory shifted dramatically. Investor sentiment began to improve and stocks rallied strongly in response to stabilizing oil prices, additional easing measures from the European Central Bank and People’s Bank of China, and indications that U.S. monetary policymakers would delay additional rate hikes in response to global economic challenges. Investors’ spirits were dampened in late April by mixed corporate earnings reports, but the market rally resumed in May and June. The market quickly recovered from a sharp downturn in late June after the United Kingdom voted to leave the European Union, enabling the S&P 500 Index to post a moderately positive total return for the first half of 2016 overall.

Smaller Stocks Lagged Large-Cap Stocks

The fund’s performance compared to its benchmark was constrained by its socially responsible investment policies, which prevented it from owning some of the reporting period’s better performers. Due to the low ESG ratings of some large companies, the fund held a bias toward smaller companies that slightly lagged large-cap market averages. In addition, the fund held underweighted exposure to the relatively strong telecommunication services and consumer staples sectors.

DISCUSSION OF FUND PERFORMANCE (continued)

Among individual holdings, oil refiners Marathon Petroleum and Valero Energy sold off sharply after some analysts downgraded the stocks due to concerns about gasoline demand. Specialty retailer Signet Jewelers missed revenue and same-store-sales targets. Medical supplies distributor AmerisourceBergen fell when the company reported disappointing earnings and reduced its forecast due to pricing pressures and lower-than-expected results from new product launches. Biotechnology firm Gilead Sciences also struggled with pricing pressures and competitive headwinds. We sold a portion of the fund’s position in Gilead Sciences after its ESG rating was downgraded due to high drug prices and corporate governance concerns.

The fund achieved better results in other areas. Semiconductor company NVIDIA reported strength in its high-end gaming, datacenter, and automobile segments. Electric utility NextEra Energy was rewarded for its defensive characteristics and strong financial results. Apparel maker PVH rebounded from previous weakness when it announced better-than-expected revenues and earnings. Finally, the fund benefited from lack of exposure to large-cap banks Bank of America, Wells Fargo, Citigroup, and JP Morgan, which did not meet our ESG criteria and were hurt by low interest rates.

A Constructive Investment Posture

While our quantitative investment process does not focus on macroeconomic developments, we have been encouraged by recent evidence that investors are turning their focus toward underlying business fundamentals. In this environment, we have continued to find ample opportunities among companies with attractive valuations, earnings sustainability, favorable behavioral characteristics, and high ESG ratings. We have identified a number of opportunities meeting our criteria in the utilities and information technology sectors, but relatively few in the consumer discretionary and financials sectors.

July 15, 2016

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s socially responsible investment criteria may limit the number of investment opportunities available to the fund and, as a result, at times, the fund may produce more modest gains than funds that are not subject to such special investment considerations.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of The Dreyfus Socially Responsible Growth Fund, Inc. made available through insurance products may be similar to other funds managed by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Socially Responsible Growth Fund, Inc. from January 1, 2016 to June 30, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2016
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.26	$5.50
Ending value (after expenses)	$1,014.30	$1,012.60

COMPARING YOUR FUND’S EXPENSES$
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2016
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.27	$5.52
Ending value (after expenses)	$1,020.64	$1,019.39

† Expenses are equal to the fund’s annualized expense ratio of .85% for Initial shares and 1.10% for Service shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2016 (Unaudited)

Common Stocks - 98.9%	Shares		Value ($)
Banks - 2.9%
Citizens Financial Group	30,700		613,386
People's United Financial	194,100		2,845,506
PNC Financial Services Group	39,900		3,247,461
			6,706,353
Capital Goods - 7.4%
3M	33,450		5,857,764
General Electric	227,750		7,169,570
Quanta Services	162,100	[a]	3,747,752
			16,775,086
Consumer Durables & Apparel - 3.6%
NIKE, Cl. B	82,300		4,542,960
PVH	38,200		3,599,586
			8,142,546
Diversified Financials - 5.9%
American Express	20,750		1,260,770
Franklin Resources	39,200		1,308,104
Northern Trust	58,100		3,849,706
State Street	64,700		3,488,624
T. Rowe Price Group	48,650		3,549,991
			13,457,195
Energy - 6.0%
Exxon Mobil	29,500		2,765,330
Hess	11,550		694,155
Phillips 66	17,150	[b]	1,360,681
Spectra Energy	93,450		3,423,074
Tesoro	28,700		2,150,204
Valero Energy	64,300		3,279,300
			13,672,744
Food, Beverage & Tobacco - 8.0%
Campbell Soup	56,800	[b]	3,778,904
General Mills	50,400		3,594,528
Hormel Foods	7,800		285,480
Kellogg	46,700		3,813,055
Mondelez International, Cl. A	99,600		4,532,796
PepsiCo	21,700		2,298,898
			18,303,661

Common Stocks - 98.9% (continued)	Shares		Value ($)
Health Care Equipment & Services - 5.6%
AmerisourceBergen	45,500		3,609,060
Cardinal Health	49,200		3,838,092
Cigna	9,400		1,203,106
Henry Schein	23,800	[a]	4,207,840
			12,858,098
Household & Personal Products - 1.6%
Clorox	27,050		3,743,449
Insurance - 3.8%
Chubb	40,500		5,293,755
Marsh & McLennan Cos.	49,200		3,368,232
			8,661,987
Materials - 2.2%
Ecolab	34,650		4,109,490
International Flavors & Fragrances	7,200		907,704
			5,017,194
Media - 3.5%
Charter Communications, Cl. A	1	[a]	185
Discovery Communications, Cl. A	22,700	[a]	572,721
Time Warner	59,900		4,405,046
Walt Disney	30,000		2,934,600
			7,912,552
Pharmaceuticals, Biotechnology & Life Sciences - 11.0%
Agilent Technologies	101,050		4,482,578
Biogen	8,950	[a]	2,164,289
Gilead Sciences	59,550		4,967,661
Johnson & Johnson	9,500		1,152,350
Merck & Co.	60,000		3,456,600
PerkinElmer	8,500		445,570
Waters	32,250	[a]	4,535,963
Zoetis	81,900		3,886,974
			25,091,985
Retailing - 3.7%
Nordstrom	78,400	[b]	2,983,120
Signet Jewelers	32,700		2,694,807
Tiffany & Co.	44,400	[b]	2,692,416
			8,370,343
Semiconductors & Semiconductor Equipment - 2.9%
Intel	64,600		2,118,880

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 98.9% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 2.9% (continued)
NVIDIA	96,600		4,541,166
			6,660,046
Software & Services - 12.0%
Accenture, Cl. A	45,350		5,137,702
Alphabet, Cl. A	7,870	[a]	5,536,781
Alphabet, Cl. C	8,300	[a]	5,744,430
Citrix Systems	47,400	[a]	3,796,266
Microsoft	140,450		7,186,826
			27,402,005
Technology Hardware & Equipment - 7.2%
Apple	39,300		3,757,080
Cisco Systems	200,775		5,760,234
Corning	55,900		1,144,832
EMC	48,625		1,321,141
Hewlett Packard Enterprise	56,700		1,035,909
Motorola Solutions	52,600		3,470,022
			16,489,218
Telecommunication Services - 1.6%
CenturyLink	128,100		3,716,181
Transportation - 3.5%
Delta Air Lines	70,900		2,582,887
Expeditors International of Washington	18,800		921,952
Southwest Airlines	111,200		4,360,152
			7,864,991
Utilities - 6.5%
Exelon	138,600		5,039,496
NextEra Energy	42,300		5,515,920
Sempra Energy	36,900		4,207,338
			14,762,754
Total Common Stocks (cost $194,211,534)			225,608,388

Other Investment - 1.1%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $2,498,937)	2,498,937	[c]	2,498,937
Investment of Cash Collateral for Securities Loaned - 1.3%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund, Institutional Shares (cost $3,001,280)	3,001,280	[c]	3,001,280
Total Investments (cost $199,711,751)	101.3%		231,108,605
Liabilities, Less Cash and Receivables	(1.3%)		(2,951,922)
Net Assets	100.0%		228,156,683

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2016, the value of the fund’s securities on loan was $7,859,359 and the value of the collateral held by the fund was $7,935,404, consisting of cash collateral of $3,001,280 and U.S. Government & Agency securities valued at $4,934,124.

c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	12.0
Pharmaceuticals, Biotechnology & Life Sciences	11.0
Food, Beverage & Tobacco	8.0
Capital Goods	7.4
Technology Hardware & Equipment	7.2
Utilities	6.5
Energy	6.0
Diversified Financials	5.9
Health Care Equipment & Services	5.6
Insurance	3.8
Retailing	3.7
Consumer Durables & Apparel	3.6
Media	3.5
Transportation	3.5
Banks	2.9
Semiconductors & Semiconductor Equipment	2.9
Money Market Investments	2.4
Materials	2.2
Household & Personal Products	1.6
Telecommunication Services	1.6
101.3

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $7,859,359)—Note 1(b):
Unaffiliated issuers	194,211,534	225,608,388
Affiliated issuers	5,500,217	5,500,217
Cash		18,306
Dividends and securities lending income receivable		334,849
Prepaid expenses		4,714
		231,466,474
Liabilities ($):
Due to The Dreyfus Corporation—Note 3(c)		153,884
Liability for securities on loan—Note 1(b)		3,001,280
Payable for shares of Common Stock redeemed		89,168
Accrued expenses		65,459
		3,309,791
Net Assets ($)		228,156,683
Composition of Net Assets ($):
Paid-in capital		189,942,422
Accumulated undistributed investment income—net		1,456,839
Accumulated net realized gain (loss) on investments		5,360,568
Accumulated net unrealized appreciation (depreciation) on investments		31,396,854
Net Assets ($)		228,156,683

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	218,164,405	9,992,278
Shares Outstanding	6,271,449	289,940
Net Asset Value Per Share ($)	34.79	34.46

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2016 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	2,390,980
Affiliated issuers	2,660
Income from securities lending—Note 1(b)	30,596
Total Income	2,424,236
Expenses:
Management fee—Note 3(a)	845,707
Professional fees	48,228
Directors’ fees and expenses—Note 3(d)	28,578
Prospectus and shareholders’ reports	13,780
Distribution fees—Note 3(b)	12,095
Custodian fees—Note 3(c)	7,998
Loan commitment fees—Note 2	1,730
Shareholder servicing costs—Note 3(c)	899
Miscellaneous	6,864
Total Expenses	965,879
Less—reduction in fees due to earnings credits—Note 3(c)	(31)
Net Expenses	965,848
Investment Income—Net	1,458,388
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	5,424,597
Net unrealized appreciation (depreciation) on investments	(4,021,820)
Net Realized and Unrealized Gain (Loss) on Investments	1,402,777
Net Increase in Net Assets Resulting from Operations	2,861,165

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations ($):
Investment income—net	1,458,388	2,961,712
Net realized gain (loss) on investments	5,424,597	22,653,145
Net unrealized appreciation (depreciation) on investments	(4,021,820)	(33,587,174)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,861,165	(7,972,317)
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(2,857,548)	(2,689,794)
Service Shares	(102,266)	(85,867)
Net realized gain on investments:
Initial Shares	(21,711,406)	(33,743,127)
Service Shares	(979,667)	(1,384,964)
Total Dividends	(25,650,887)	(37,903,752)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	3,419,797	12,284,196
Service Shares	736,340	1,679,368
Dividends reinvested:
Initial Shares	24,568,954	36,432,921
Service Shares	1,081,933	1,470,831
Cost of shares redeemed:
Initial Shares	(15,474,909)	(47,663,749)
Service Shares	(737,829)	(2,090,656)
Increase (Decrease) in Net Assets from Capital Stock Transactions	13,594,286	2,112,911
Total Increase (Decrease) in Net Assets	(9,195,436)	(43,763,158)
Net Assets ($):
Beginning of Period	237,352,119	281,115,277
End of Period	228,156,683	237,352,119
Undistributed investment income—net	1,456,839	2,958,265
Capital Share Transactions (Shares):
Initial Shares
Shares sold	96,108	294,421
Shares issued for dividends reinvested	711,731	885,584
Shares redeemed	(435,504)	(1,165,121)
Net Increase (Decrease) in Shares Outstanding	372,335	14,884
Service Shares
Shares sold	21,031	41,251
Shares issued for dividends reinvested	31,617	36,032
Shares redeemed	(21,137)	(52,097)
Net Increase (Decrease) in Shares Outstanding	31,511	25,186

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Six Months Ended June 30, 2016		Year Ended December 31,
Initial Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	38.56	45.97	44.09	33.24	29.91	29.90
Investment Operations:
Investment income—net[a]	.23	.47	.45	.46	.44	.24
Net realized and unrealized gain (loss) on investments	.29	(1.54)	5.07	10.87	3.15	.04
Total from Investment Operations	.52	(1.07)	5.52	11.33	3.59	.28
Distributions:
Dividends from investment income—net	(.50)	(.47)	(.48)	(.48)	(.26)	(.27)
Dividends from net realized gain on investments	(3.79)	(5.87)	(3.16)	—	—	—
Total Distributions	(4.29)	(6.34)	(3.64)	(.48)	(.26)	(.27)
Net asset value, end of period	34.79	38.56	45.97	44.09	33.24	29.91
Total Return (%)	1.43[b]	(3.20)	13.45	34.34	11.98	.90
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85[c]	.86	.84	.86	.85	.85
Ratio of net expenses to average net assets	.85[c]	.86	.84	.86	.85	.85
Ratio of net investment income to average net assets	1.30[c]	1.14	1.02	1.19	1.34	.80
Portfolio Turnover Rate	30.26[b]	59.57	45.05	38.81	48.84	67.88
Net Assets, end of period ($ x 1,000)	218,164	227,483	270,483	264,713	207,383	208,013

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended June 30, 2016	Year Ended December 31,
Service Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	38.19	45.58	43.76	33.01	29.70	29.71
Investment Operations:
Investment income—net[a]	.18	.36	.33	.36	.36	.17
Net realized and unrealized gain (loss) on investments	.28	(1.52)	5.04	10.78	3.13	.02
Total from Investment Operations	.46	(1.16)	5.37	11.14	3.49	.19
Distributions:
Dividends from investment income—net	(.40)	(.36)	(.39)	(.39)	(.18)	(.20)
Dividends from net realized gain on investments	(3.79)	(5.87)	(3.16)	—	—	—
Total Distributions	(4.19)	(6.23)	(3.55)	(.39)	(.18)	(.20)
Net asset value, end of period	34.46	38.19	45.58	43.76	33.01	29.70
Total Return (%)	1.26[b]	(3.41)	13.13	33.99	11.70	.65
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10[c]	1.11	1.09	1.11	1.10	1.10
Ratio of net expenses to average net assets	1.10[c]	1.11	1.09	1.11	1.10	1.10
Ratio of net investment income to average net assets	1.06[c]	.89	.76	.93	1.09	.55
Portfolio Turnover Rate	30.26[b]	59.57	45.05	38.81	48.84	67.88
Net Assets, end of period ($ x 1,000)	9,992	9,869	10,632	8,767	6,552	6,167

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

The Dreyfus Socially Responsible Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek to provide capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 150 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial and Service. Initial shares are subject to a Shareholder Services Plan fee and Service shares are subject to a Distribution Plan fee. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, Shareholder Services Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	222,913,581	-	-	222,913,581
Equity Securities - Foreign Common Stocks†	2,,694,807	-	-	2,694,807
Mutual Funds	5,500,217	-	-	5,500,217

† See Statement of Investments for additional detailed categorizations.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At June 30, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2016, The Bank of New York Mellon earned $7,890 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2016 were as follows:

Affiliated Investment Company	Value 12/31/2015 ($)	Purchases ($)	Sales ($)	Value 6/30/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	2,079,721	20,611,963	19,690,404	3,001,280	1.3
Dreyfus Institutional Preferred Plus Money Market Fund	2,404,446	13,285,147	13,190,656	2,498,937	1.1
Total	4,484,167	33,897,110	32,881,060	5,500,217	2.4

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2016, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2015 was as follows: ordinary income $4,666,391 and long-term capital gains $33,237,361. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2016, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2016, Service shares were charged $12,095 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of its average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares’ shareholder accounts. During the period ended June 30, 2016, Initial shares were not charged pursuant to the Shareholders Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2016, the fund was charged $727 for transfer agency services and $66 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $31.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2016, the fund was charged $7,998 pursuant to the custody agreement.

During the period ended June 30, 2016, the fund was charged $4,812 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $140,301, Distribution Plan fees $2,045, custodian fees $6,400, Chief Compliance Officer fees $4,812 and transfer agency fees $326.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2016, amounted to $68,670,555 and $79,339,062, respectively.

At June 30, 2016, accumulated net unrealized appreciation on investments was $31,396,854, consisting of $38,650,690 gross unrealized appreciation and $7,253,836 gross unrealized depreciation.

At June 30, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

For More Information

The Dreyfus Socially Responsible Growth Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Printed on recycled paper. 50% post-consumer. Process chlorine free. Vegetable-based ink.
© 2016 MBSC Securities Corporation 0111SA0616

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Socially Responsible Growth Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 11, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 11, 2016

By: /s/ James Windels
James Windels, Treasurer
Date:	August 11, 2016

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)